Newfound Funds

Each a series of Northern Lights Fund Trust III

Newfound Risk Managed Global Sectors Fund

Class A Shares NFGAX

Class C Shares NFGCX

Class I Shares NFGIX

Newfound Risk Managed U.S. Sectors Fund

Class A Shares NFDAX

Class C Shares NFDCX

Class I Shares NFDIX

Supplement dated March 14, 2018
to the Prospectus dated August 1, 2017

Effective as of the close of business on March 27, 2018, sales and operations of Class C shares of the Newfound Risk Managed Global Sectors Fund and Newfound Risk Managed U.S. Sectors Fund (collectively the “Funds”) will be suspended. Class C shares will be converted into Class A shares. Accordingly, the Funds will no longer accept purchase orders from any investor for Class C shares. The Funds may recommence offering and operation of Class C shares in the future.

Class A shares of the Funds have the same share class expense structure as Class C do with the exception that: (1) Class A shares charge a 0.25% Rule 12b-1 Distribution and Services fee; and (2) Class A Shares charge a front end sales load of 5.75% of the amount invested. Please refer to the Funds’ Prospectus for general information regarding Class A shares.

Accordingly, all references to the Funds’ Class C shares in the Prospectus will be removed.

Also, effective immediately, the Funds’ prospectus is hereby revised as follows:

The following is added to the section entitled “Investment Adviser” under “Management” of the Funds’ prospectus.

A discussion regarding the basis for the Trust’s Board approval of the advisory agreement is available in the Funds’ annual report to shareholders, as noted below.

Fund	Date of Shareholder Report with Discussion of Board Approval of Advisory Agreement
Newfound Risk Managed Global Sectors Fund	3/31/2017
Newfound Risk Managed U.S. Sectors Fund	3/31/2017

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You should read this Supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information, dated August 1, 2017, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-855-394-9777.

Please retain this Supplement for future reference.